Exhibit 10.11

HEALTH IN TECH, INC.
Equity Incentive Plan

1. PURPOSES OF THE PLAN. The purpose of this Health in Tech Equity Incentive Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company’s business. The Plan provides for the grant of Restricted Stock, Unrestricted Stock, Restricted Stock Units, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, and Performance Stock Unit awards.

2. DEFINITIONS. As used herein, the following definitions shall apply:

2.1 Acquisition means (a) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; or (c) a merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

2.2 Administrator means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4.

2.3 Applicable Law means the requirements relating to the issuance and administration of equity and stock option plans under the states’ corporate laws and federal and state securities laws of the United States of America, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

2.4 Award means an award of Restricted Stock, Unrestricted Stock, Restricted Stock Units, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights or Performance Stock Units granted to a Service Provider under this Plan.

2.5 Award Agreement means the Option Agreement or other written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Award. The Award Agreement shall be subject to the terms and conditions of the Plan.

2.6 Board means the Board of Directors of the Company.

2.7 Cause shall have the meaning ascribed to it in any written employment or service agreement between the Company (or Subsidiary) and the Service Provider. If not otherwise defined, “Cause” shall mean (a) a failure by the Service Provider to perform his or her duties or to comply in material respects with his or her employment or service agreement or other agreement with the Company (or Subsidiary), where such failure is not cured by the Service Provider within thirty (30) days after receiving written notice from the Company (or Subsidiary) specifying in reasonable detail the nature of the failure, (b) any act of fraud, misappropriation or dishonesty against the Company (or Subsidiary) by the Service Provider, (c) conviction of a felony, or (d) any other willful and gross misconduct committed by the Service Provider affecting the Company (or Subsidiary).

2.8 Code means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section and any regulations or authorities promulgated thereunder.

2.9 Committee means a committee appointed by the Board in accordance with Section 4.

2.10 Common Stock means the Class A Common Stock of the Company, par value $0.001 per share.

2.11 Company means Health in Tech, Inc., a Nevada corporation.

2.12 Consultant means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company (or any Subsidiary); (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary of the Company to render such services.

2.13 Director means a member of the Board.

2.14 Employee means any person, including an Officer or Director, who is an employee (as defined in accordance with Code Section 3401(c)) of the Company (or any Subsidiary). An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

2.15 Exchange Act means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section and any regulations or authorities promulgated thereunder.

2.16 Fair Market Value of a Share means, as of any date, the fair market value determined consistent with the requirements of Code Sections 422 and 409A, as follows:

(a) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the mean between the highest and lowest quoted selling prices for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

(c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator and in a manner that complies with Sections 409A and 422 of the Code.

2.17 Holder means a person who has been granted an Award or who becomes the holder of an Award or who holds Shares acquired pursuant to the exercise of an Award.

2.18 Incentive Stock Option means an Option (or portion thereof) which qualifies as an incentive stock option within the meaning of Code Section 422 and which is designated as an Incentive Stock Option by the Administrator.

2.19 Non-Qualified Stock Option means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an Incentive Stock Option.

2.20 Officer means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

2.21 Option means a stock option granted pursuant to the Plan.

2.22 Option Agreement means the written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Option. The Option Agreement shall be subject to the terms and conditions of the Plan.

2.23 Parent means any corporation, other than the Company, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the corporations in such chain.

2.24 Performance Stock Unit or PSU means a right to receive Shares in the future upon completion of specified performance criteria in accordance with Section 8.

2.25 Plan means this Equity Incentive Plan.

2.26 Public Offering means consummation of an underwritten public offering of the Common Stock registered under the Securities Act.

2.27 Restricted Stock means Shares acquired pursuant to a grant of Restricted Stock under Section 8 or pursuant to the exercise of an unvested Option in accordance with Section 7.5.

2.28 Restricted Stock Unit or RSU means a right to receive Shares in the future upon completion of a specified vesting period in accordance with Section 8.

2.29 Rule 16b-3 means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

2.30 Section 16(b) means Section 16(b) of the Exchange Act, as such Section may be amended from time to time.

2.31 Securities Act means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

2.32 Service Provider means an Employee, Director or Consultant.

2.33 Share means a share of Common Stock, as adjusted in accordance with Section 10.

2.34 Stockholders Agreement means an agreement among the stockholders of the Company which a Holder may be required to sign as a condition of the issuance of Shares pursuant to an Award granted under the Plan, as provided in Section 11.

2.35 Stock Appreciation Right or SAR means a stock appreciation right granted in accordance with Section 8.

2.36 Subsidiary means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the other entities in such chain or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

2.37 Unrestricted Stock means an Award of fully vested Shares granted in accordance with Section 8.

3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10, the Shares shall be subject to Award grants. The maximum aggregate number of Shares which may be issued pursuant to Awards under the Plan shall be 3,001,122 Shares. The maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall be 3,001,122 Shares. If an Award expires, is canceled, becomes unexercisable or is forfeited, without having been exercised or vested in full, the unpurchased or unvested Shares which were subject thereto shall become available for future Awards under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or receipt of an Award, in payment of the exercise price thereof or tax withholding thereon, may again be awarded hereunder. If Shares issued pursuant to Awards are repurchased by the Company, such Shares shall become available for future Awards under the Plan. For the avoidance of doubt, any substitute Awards granted under the Plan pursuant to Section 4.2(g) shall not count against the Share limitation set forth in this Section 3.

4. ADMINISTRATION OF THE PLAN.

4.1 Administrator. The Plan shall be administered by the Board or by a Committee to which administration of the Plan, or of part of the Plan, is delegated by the Board. The Board shall appoint and remove members of the Committee in its sole discretion in accordance with Applicable Laws. If necessary, in the Board’s sole discretion, to comply with Rule 16b-3 under the Exchange Act, the Committee shall be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper, and the Board, in its sole discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2 Powers of the Administrator. Subject to the express provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have plenary authority to the maximum extent permissible by Applicable Law, in its sole discretion:

(a) to determine the Fair Market Value of a Share;

(b) to select the Service Providers to whom Awards may from time to time be granted hereunder;

(c) to determine the number of Shares to be covered by each such Award granted hereunder;

(d) to approve forms of Award Agreements for use under the Plan;

(e) to determine the terms and conditions of any Awards granted hereunder, including but not limited to, the exercise price, the time or times when Awards may vest or be exercised (which may be based on, among other things, the passage of time, specific events or performance criteria), any acceleration (as permissible under Code Section 409A) of such vesting or exercise date, imposition or waiver of forfeiture restrictions, any repurchase provisions, and any restriction or limitation regarding any Shares received upon grant or exercise of an Award, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(f) to determine whether to offer to repurchase, replace or reprice a previously granted Award and to determine the terms and conditions of such offer (including whether any purchase price is to be paid in cash or Shares);

(g) to determine whether and under what conditions options granted under another option plan of the Company, a Subsidiary or an entity which is acquired by or merged into the Company or a Parent or Subsidiary may be converted into Options on Shares granted under and subject to the terms of this Plan;

(h) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(i) to determine the amount and timing of withholding tax obligations and to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued pursuant to any Award the number of Shares having a Fair Market Value (which shall be determined on the date that the amount of tax is required to be withheld) equal to the minimum amount, determined by the Administrator in its sole discretion, required to be withheld based on the statutory withholding rates for federal, state and local tax purposes that apply to supplemental taxable income, with all elections by Holders to have Shares withheld for this purpose to be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(j) to exercise its sole discretion in a manner such that Awards which are granted to individuals who are foreign nationals or are employed outside the United States may contain terms and conditions which are different from the provisions otherwise specified in the Plan but which are consistent with the tax and other laws of foreign jurisdictions applicable to the Service Providers and which are designed to provide the Service Providers with benefits which are consistent with the Company’s objectives in establishing the Plan;

(k) to amend the Plan or any Award granted under the Plan as provided in Section 18; and

(l) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

4.3 Compliance with Code Section 409A. Notwithstanding any other provision of the Plan, the Administrator shall have no authority to issue an Award under the Plan under terms and conditions which would cause such Award to violate the provisions of Code Section 409A. Accordingly, by way of example but not limitation, no Options or Stock Appreciation Rights shall be issued with an exercise price below Fair Market Value and Restricted Stock Units or Performance Stock Units shall be issued and reported as income to the Holder no later than two and one-half (2½) months after the end of the calendar year in which the right to such Shares becomes vested, unless a valid deferral election has been made in compliance with all requirements of Code Section 409A. It is the intent that the Plan and all Award Agreements be interpreted to comply in all respects with Code Section 409A, however, the Company shall have no liability to Service Providers or Holders in the event taxes or excise taxes may ultimately be determined to be applicable to any Award under the Plan.

4.4 Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

4.5 Liability of Administrator. No member of the Board, Committee or acting Administrator shall be liable for anything whatsoever in connection with the administration of the Plan, except such member’s own willful misconduct. Under no circumstances shall any member of the Board or Committee be liable for any act or omission of any other member of the Board or Committee. In the performance of its functions with respect to the Plan, the Board and Committee shall be entitled to rely upon information and advice furnished by the Company’s officers, accountants, legal counsel and any other qualified consultant the Administrator determines is necessary to consult for proper administration of the Plan, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

5. ELIGIBILITY.

5.1 Eligible Persons. Awards may be granted to all Service Providers; provided, however, that Incentive Stock Options may be granted only to Employees.

5.2 Administrative Discretion. If otherwise eligible, a Service Provider who has been granted an Award may be granted additional Awards. In exercising its authority to set the terms and conditions of Awards, and subject only to the limits of Applicable Law, the Administrator shall be under no obligation or duty to treat similarly situated Service Providers or Holders in the same manner, and any action taken by the Administrator with respect to one Service Provider or Holder shall in no way obligate the Administrator to take the same or similar action with respect to any other Service Provider or Holder.

6. GRANT OF OPTIONS.

6.1 Grant of Options. The Administrator may grant Options to Service Providers, for such number of shares, and subject to such terms and conditions as the Administrator may determine in its sole discretion. Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such excess Options or other options shall be treated as Non-Qualified Stock Options. For purposes of this Section 6.1, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant of each Option.

6.2 Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant.

6.3 No Stockholder Rights. The Holder of an Option shall have no rights of a stockholder with respect to Shares covered by such Option until the Holder exercises the Option and the Shares are issued to the Holder.

7. OPTION EXERCISE.

7.1 Vesting. Except as provided in Section 10, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless otherwise specified, Options granted under the Plan to a Service Provider other than an Officer or Director or a Consultant shall vest at a rate of at least twenty percent (20%) per year over not more than five (5) years from the date the Option is granted, subject to reasonable conditions such as continued service.

7.2 Exercise Price. Except as provided in Section 10, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator (not less than par value), under the following conditions:

(a) the per share exercise price for any Incentive Stock Option or Non-Qualified Stock Option granted under that Plan shall be no less (and shall not have the potential to become less at any time) than one hundred percent (100%) of the Fair Market Value per share on the date of grant; and

(b) if at the time of grant of an Incentive Stock Option, the Service Provider owns (or is treated as owning under Applicable Law) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, such Incentive Stock Option granted to such Service Provider shall bear an exercise price of no less than one hundred ten percent (110%) of the Fair Market Value per share on the date of grant.

Notwithstanding the foregoing, pursuant to Section 10, Options may be granted with, or converted at, a per share exercise price other than as required above pursuant to a merger, acquisition or other corporate transaction if consistent with the requirements of Code Section 409A and other Applicable Law.

7.3 Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. In the sole discretion of the Administrator, such consideration may consist of (1) cash, (2) check, (3) other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (4) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (5) property of any kind which constitutes good and valuable consideration, (6) to the extent consistent with Applicable Law, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (7) any combination of the foregoing methods of payment approved by the Administrator.

7.4 Deliveries upon Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Company:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that such Option, or a portion thereof, is exercised, which shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator deems necessary or advisable to effect compliance with Applicable Law, including additional actions the Administrator deems appropriate to effect such compliance, including placing legends on Share certificates and issuing stop transfer notices to agents and registrars;

(c) A Stockholders Agreement (or upon the exercise of all or a portion of an unvested Option pursuant to Section 7.5, a Restricted Stock Award Agreement) in a form determined and as required by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

(d) In the event that the Option shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

7.5 Early Exercisability. The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part in exchange for Restricted Stock prior to the full vesting of the Option; provided, however, that Shares acquired upon exercise of an Option which has not fully vested shall be subject to the same forfeiture, transfer or other restrictions as determined by the Administrator and set forth in the Option Agreement.

7.6 Buyout Provisions. The Administrator may at any time offer to repurchase for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

7.7 Termination of Relationship as a Service Provider. If a Holder ceases to be a Service Provider other than by reason of the Service Provider’s disability or death or termination for Cause, unless otherwise provided in the Option Agreement, the Option shall remain exercisable as to the vested portion for the lesser of three (3) months following such cessation or the remaining term of the Option. If, on the date of termination, the Holder is not vested as to the entire Option, unless otherwise provided in the Option Agreement, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the applicable time period, the Option shall terminate. If the Holder is terminated for Cause, the Option shall immediately terminate in its entirety upon such termination for Cause.

7.8 Disability of Holder. If a Holder ceases to be a Service Provider as a result of the Service Provider’s disability, unless otherwise specified in the Option Agreement, the Option shall remain exercisable as to the vested portion for the lesser of twelve (12) months following such cessation or the remaining term of the Option. If such disability is not a “disability” as such term is defined in Code Section 22(e)(3), in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for federal income tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the time specified herein, the Option shall terminate.

7.9 Death of Holder. If a Service Provider dies while a Service Provider, unless otherwise specified in the Option Agreement, the Option shall remain exercisable as to the vested portion for the lesser of twelve (12) months following the Service Provider’s death or the remaining term of the Option. If, at the time of death, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate.

7.10 Regulatory Extension. A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6.2 or (ii) the expiration of a period of three (3) months (after the termination of the Holder’s status as a Service Provider) during which the exercise of the Option would no longer be in violation of such registration requirements.

8. EQUITY BASED AWARDS OTHER THAN OPTIONS

8.1 Unrestricted Stock Awards. The Administrator may grant Unrestricted Stock Awards to Service Providers under the terms of the Plan, in such amounts, and subject to such terms and conditions as the Administrator may determine, in its sole discretion. The Administrator may require a Service Provider to pay a purchase price to receive Unrestricted Stock at the time the Award is granted, in which case the purchase price shall be paid by the Service Provider prior to the issuance of the Shares.

8.2 Restricted Stock Awards.

8.2.1 Restricted Stock Grant. The Administrator may grant Restricted Stock to Service Providers, in such amounts, and subject to such terms and conditions as the Administrator may determine, in its sole discretion, including restrictions on transferability, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise. Unless otherwise specified or to the extent required by Applicable Law, restrictions on transferability with respect to a Restricted Stock granted under the Plan to a Service Provider other than an Officer or Director or a Consultant shall lapse at a rate of at least twenty percent (20%) per year over a period of not more than five (5) years.

8.2.2 Award Agreement. Restricted Stock shall be granted under an Award Agreement and shall be evidenced by certificates registered in the name of the Holder and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may retain physical possession of any such certificates, and the Company may require a Service Provider awarded Restricted Stock to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture or repurchase by the Company at Fair Market Value.

8.2.3 Restricted Stock Purchase. The Administrator may require a Service Provider to pay a purchase price to receive Restricted Stock at the time the Award is granted, in which case the purchase price and the form and timing of payment shall be specified in the Award Agreement in addition to the vesting provisions and other applicable terms.

8.2.4 Withholding. The Administrator may require a Service Provider to pay or otherwise provide for any applicable withholding tax determined by the Administrator to be due at the time restrictions lapse or, in the event of an election under Section 83(b), at the time of the Award.

8.2.5 No Deferral Provisions. Notwithstanding any other provision of the Plan, a Restricted Stock Award shall not provide for any deferral of compensation recognition after vesting with respect to Restricted Stock which would cause the Award to constitute a deferral of compensation subject to Code Section 409A.

8.2.6 Rights as a Stockholder. The Holder of Restricted Stock shall have rights equivalent to those of a stockholder and shall be a stockholder when the Restricted Stock grant is entered upon the records of the duly authorized transfer agent of the Company.

8.3 Stock Appreciation Rights. Two types of Stock Appreciation Rights shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. The Award Agreement granting an SAR shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall not include terms which cause the Award to be considered non-qualified deferred compensation subject to the provisions of Code Section 409A. The terms and conditions of Stock Appreciation Right Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

8.3.1 Stand-Alone SARs. Stand-alone SARs shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Administrator may establish. Upon redemption of the stand-alone SAR, the Holder shall be entitled to receive a distribution from the Company in an amount equal to the excess, if any, of (i) the aggregate Fair Market Value on the redemption date of the Shares underlying the redeemed right, over, (ii) the aggregate base price of such underlying Shares at the time of grant. The distribution shall be in cash or Shares, as specified in the Award Agreement, unless distribution in Shares is necessary to avoid application of Code Section 409A, in which case the distribution shall be in Shares. The number of Shares underlying each stand-alone SAR and the base price of such Shares shall be determined by the Administrator in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price be less (and shall not have the potential to become less at any time) than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

8.3.2 Stapled SARs. Stapled SARs shall only be granted concurrently with an Option to acquire the same number of Shares as the number of such Shares underlying the stapled SARs. Stapled SARs shall be redeemable upon such terms and conditions as the Administrator may establish and shall grant a Holder the right to elect among (i) the exercise of the concurrently granted Option for Shares, whereupon the number of Shares subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value on the redemption date of the number of vested Shares which the Holder redeems over the aggregate base price for such vested Shares, whereupon the number of Shares subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii). The distribution under alternative (ii) shall be in cash or Shares as specified in the Award Agreement unless distribution in Shares is necessary to avoid application of Code Section 409A, in which case the distribution shall be in Shares. The base price of such Shares shall be determined by the Administrator at the time the Option and Stapled SAR is granted; however, in no event may the base price be less (and shall not have potential to become less at any time) than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

8.3.3 No Stockholder or Secured Rights. The Holder of an SAR shall have no rights of a stockholder with respect to Shares covered by the SAR unless and until the SAR is exercised and Shares are issued to the Holder. Prior to receipt of a cash distribution or Shares pursuant to an SAR, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any Shares or other assets to fund such obligation. Prior to vesting and exercise, the Holder shall have no greater claim to the Shares underlying such SAR or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned, transferred or encumbered in any manner other than by will or by the laws of intestate succession as provided in Section 12.

8.4 Restricted Stock Units and Performance Stock Units.

8.4.1 Awards. The Administrator may award Restricted Stock Units entitling recipients to receive Shares upon completion of a specified vesting period or Performance Stock Units entitling recipients to receive Shares upon the attainment of specified performance goals. The Administrator may make RSU or PSU Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator, in its sole discretion, shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awards of RSUs and/or PSUs.

8.4.2 Award Agreement. RSUs and PSUs shall be granted under an Award Agreement referring to the terms, conditions, and restrictions applicable to such Award.

8.4.3 No Deferral Provisions. Notwithstanding anything herein to the contrary, RSUs and PSUs shall provide for prompt issuance of Shares upon vesting of the Award (in all events no later than two and one-half months (2½ months) after the later of the end of the calendar year or the Company’s fiscal year in which vesting occurs) and shall not include any deferral of issuance and/or of compensation recognition after vesting which would cause the Award to constitute a deferral of compensation subject to Code Section 409A, unless the Award Agreement shall specifically comply with all requirements for a timely deferral under Code Section 409A. The Administrator may at any time accelerate vesting by waiving any or all of the goals, restrictions or conditions imposed under any RSU or PSU.

8.4.4 No Stockholder or Secured Rights. A Holder shall be entitled to receive a stock certificate evidencing the acquisition of Shares under an RSU or PSU only upon satisfaction of all conditions specified in the Award Agreement evidencing the Award. A Holder receiving an RSU or PSU Award shall have no rights of a stockholder as to Shares covered by such Award unless and until such Shares are issued to the Holder under the Plan. Prior to receipt of the Shares underlying such Award, an RSU or PSU Award shall represent no more than an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any assets to fund such Award. Prior to vesting and issuance of the Shares, the Holder shall have no greater claim to the Shares underlying such Award or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned, transferred or encumbered in any manner other than by will or by the laws of intestate succession as provided in Section 12.

9. CONDITIONS TO RECEIPT OF SHARES.

9.1 Conditions to Delivery of Share Certificates. The Plan is intended to qualify as a compensation benefit plan within the meaning of Rule 701 of the Securities Act. The Company shall not be required to issue or deliver any certificate or certificates for Shares granted or purchased under and Award or upon the exercise of any Option prior to fulfillment of all of the following conditions:

(a) The receipt by the Company of an executed Stockholders Agreement in a form determined and as required by the Administrator;

(b) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(c) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

(d) The obtaining of any approval or other clearance from any state or federal governmental agency or compliance with any lock-up period as provided in Section 11, which the Administrator shall, in its sole discretion, determine to be necessary or advisable; and

(e) The receipt by the Company of full payment for such Shares, if any, and any applicable withholding tax determined by the Administrator, which in the sole discretion of the Administrator may be in the same form as the consideration used by the Holder to pay for such Shares or the Company may agree to withhold such amounts from the Shares delivered under the Option or other Award, in the sole discretion of the Administrator.

10. ADJUSTMENTS.

10.1 Corporate Transaction or Capitalization Event. In the event that the Administrator determines, in its sole discretion, that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, including an Acquisition, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(a) the number and kind of Shares (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of Shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 6.1);

(b) the number and kind of Shares (or other securities or property) subject to outstanding Awards; and

(c) the grant, exercise price or base price with respect to any Award.

10.2 Administrative Discretion.

(a) In the event of any transaction or event described in Section 10.1, including an Acquisition, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan or to facilitate such transaction or event:

(i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been obtained upon the exercise or realization of the Holder’s rights under such Award immediately prior to the effectiveness of such transaction or event, or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that such Award shall be exercisable or vested as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii) To provide that such Award be assumed by the successor or survivor corporation, or a Parent or Subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a Parent or Subsidiary thereof, with appropriate adjustments as to the number and kind of Shares and prices;

(iv) To make adjustments in the number and kind of Shares (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards or Awards which may be granted in the future;

(v) To provide that immediately upon the consummation of such event, such Award shall terminate; provided, that for a specified period of time prior to such event, such Award shall be exercisable as to the vested Shares covered thereby or, in the sole discretion of the Administrator, as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award Agreement; and/or

(vi) To suspend the exercise of Options during the pendency of such transaction or event.

Notwithstanding anything to the contrary herein, the Administrator need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Holders, and the Administrator may take different actions with respect to the vested and unvested portions of an Award.

(b) Subject to limitations set forth in the Plan, the Administrator may, in its sole discretion, include such further provisions and limitations in any Award Agreement or certificate, as it may deem appropriate.

(c) The existence of the Plan, any Award or Award Agreement hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks, whose rights are superior to or affect the Common Stock or the rights thereof, or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

11. STOCKHOLDERS AGREEMENT/AWARD RESTRICTIONS. Delivery of Shares issued pursuant to Awards under this Plan together with any rights, securities or additional stock that have been received pursuant to a stock dividend, stock split, reorganization or other transaction in connection with an Award may be conditioned on the execution by the Holder of a Stockholders Agreement among existing stockholders of the Company, including the terms and conditions with which the stockholders of the Company must comply should such a stockholder propose to sell, pledge or otherwise transfer said Shares or any interest in said Shares to any person or entity. Except as otherwise expressly provided in a Stockholders Agreement or an Award Agreement, grants of Awards and the issuance of Shares pursuant to Awards under this Plan shall be subject to the following restrictions:

11.1 Lock-Up Pursuant To Public Offering. Holders shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act. As a condition of receipt of an Award under this Plan, Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any Public Offering. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Securities Exchange Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Holder agrees that any transferee of Options or Shares acquired pursuant to an Award shall be bound by this Section.

11.2 Right Of First Refusal. Delivery of Shares issued pursuant to this Plan together with any rights, securities or additional stock that have been received pursuant to a stock dividend, stock split, reorganization or other transaction in connection with an Award shall be subject to a right of first refusal by the Company in the event the Holder of such shares proposes to sell, pledge or otherwise transfer said Shares or any interest in said Shares to any person or entity. Any Holder of Shares (or other securities) acquired under the Plan desiring to transfer such Shares or any interest therein shall give written notice to the Company describing the proposed transfer, including the price of shares proposed to be transferred, the proposed transfer price and terms, and the name and address of the proposed transferee. Unless otherwise agreed by the Company and the Holder of such Shares, repurchases by the Company under this Section shall be at the proposed price and terms specified in the notice to the Company. The Company’s rights under this Section shall be freely assignable. If the Company fails to exercise its right of first refusal within thirty (30) days from the date upon which the Company received the Holder’s written notice, the Holder may, within the next ninety (90) days, conclude a transfer of the exact number of Shares covered by said notice on terms not more favorable to the transferee than those described in the notice. Any subsequent proposed transfer by such transferee shall again be subject to the Company’s right of first refusal. If the Company exercises its right of first refusal, the stockholder shall endorse and deliver to the Company the stock certificates representing the Shares being repurchased, and the Company shall promptly pay the stockholder the total repurchase price as set forth in the terms of the agreement. The Holders of Shares being repurchased pursuant to this Section shall cease to have any rights with respect to such shares immediately upon repurchase. No written notice of a proposed transfer shall be required under this Section and no right of first refusal shall exist with respect to transfers by will or the laws of intestate succession. The right of first refusal set forth in this Section shall terminate upon a Public Offering. The Company may assign its repurchase option under this Section to any person selected by the Company including one or more or the stockholders of the Company.

11.3 Repurchase Rights On Termination Of Service. In the event of the termination of services of a Service Provider by the Company (or Parent or Subsidiary thereof) for Cause or by the Service Provider for any reason (other than due to death or disability), the Company shall have the right to repurchase all Shares or any vested unexercised Awards held by a related Holder which have been obtained pursuant to the Plan to the extent such Shares or Awards vested during the one year period prior to such termination, together with any rights, securities or additional stock that has been received on account of such Shares or Awards pursuant to a stock dividend, stock split, reorganization or other similar transaction. The repurchase price to be paid for any vested unexercised Award or Shares shall be the lower of (a) the Fair Market Value of such Award or Shares as of the date of repurchase as determined herein and (b) the cost thereof to the Service Provider (which shall be the exercise price in the case of Shares acquired upon the exercise of an Option). The Fair Market Value assigned to any Option shall be the Fair Market Value of the Stock as to which it is exercisable reduced by the exercise price. The parties shall first negotiate in good faith to reach an agreement as to the value of the Award or Shares. Absent an agreement within thirty (30) days, the parties shall select one appraiser to determine the value of the Award or Shares. In the event the parties cannot agree as to an appraiser, then each party shall appoint one appraiser and the two appraisers shall jointly determine a third appraiser. In the event the two appraisers cannot determine a third appraiser, such third appraiser shall be appointed by a judge of the federal or state courts of the state of Florida. Such appraisers shall make their determination of the fair market value of the Stock, and the average of the two appraisers whose valuations are closest to each other shall control. Any appraiser selected by any party shall be an appraiser experienced in the area of valuing similar stock. The Company and the Holder shall each pay for one-half (50%) of the cost of any such appraisal. If the Company desires to purchase the Shares or Awards held by a Holder as set forth in this Section, then the Company shall provide written notice to such Holder at such Holder’s last known address within one hundred twenty (120) days after the termination of such Holder’s service. The Administrator may assign the Company’s repurchase option under this Section to any person selected by the Company including one or more of the stockholders of the Company. The repurchase option set forth in this Section shall terminate upon a Public Offering.

12. NON-TRANSFERABILITY OF AWARDS. No Award granted under this Plan may be directly or indirectly sold, pledged, assigned, hypothecated, transferred, disposed of or encumbered in any manner whatsoever, other than by will or by the laws of descent or distribution prior to vesting and exercise (if applicable) under the terms of the Award and may be exercised, during the lifetime of the Service Provider, only by the Service Provider. Notwithstanding the foregoing, the Administrator may in its sole discretion grant Non-Qualified Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to any “Immediate Family Member” (as defined below) of the optionee. “Immediate Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), any person sharing the optionee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the optionee) control the management of assets, and any other entity in which these persons (or the optionee) own more than fifty percent (50%) of the voting interests.

13. RESTRICTIVE LEGENDS. The certificates representing the Shares issued upon exercise of Options granted pursuant to this Plan shall bear appropriate legends giving notice of applicable restrictions on transfer under Applicable Laws, the Plan and any Stockholders Agreement.

14. NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Nothing in this Plan shall confer upon any Service Provider any right with respect to continuation of employment by or consultancy to the Company, nor shall it interfere in any way with the Company’s or any Subsidiary’s right to terminate any Service Provider’s employment or consultancy at any time, with or without cause and with or without prior notice.

15. EFFECTIVE DATE AND DURATION OF THE PLAN.

15.1 Effective Date. The Plan shall become effective when adopted by the Board and shall continue in effect until it is terminated under Section 17. If stockholder approval of the Plan is not obtained within twelve months after the date of the Board’s adoption of the Plan, Incentive Stock Options previously granted under the Plan shall be deemed to be Non-Qualified Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board. Amendments requiring stockholder approval shall become effective when adopted by the Board, but if stockholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any Incentive Stock Options granted pursuant to such amendment shall be deemed to be Non-Qualified Stock Options provided that such Options are authorized by the Plan. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

15.2 Termination. Unless sooner terminated by action of the Board, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board.

16. TIME OF GRANTING OF AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

17. AMENDMENT AND TERMINATION OF THE PLAN.

17.1 Amendment and Termination. The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan subject to Section 15.1. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 10, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 15.

17.2 Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

17.3 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company; provided, however, that the foregoing shall not limit the authority of the Administrator to exercise all authority and discretion conveyed to it herein or in any Award Agreement. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. GOVERNING LAW. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Nevada without regard to otherwise governing principles of conflicts of law.

* * * * * * *

I hereby certify that the Plan was duly adopted by the Board of Directors of the Company on December 21, 2022 (the “Effective Date”).

Executed at 8275 South Eastern Avenue #200, Las Vegas, Nevada 89123 on the 21 day of December, 2022.

By:	/s/ Tim Johnson
	Name:	Tim Johnson
	Title:	CEO